                                                                   EXHIBIT 10.16

                        LEASE AGREEMENT WITH AT&T CORP.

                                     LEASE
                                     -----

     THIS LEASE AGREEMENT (the "Lease") is entered into as of January 3, 2000, between OKC REAL ESTATE INVESTMENTS, INC., a Delaware corporation ("Landlord"), and AT&T Corp., a New York corporation ("Tenant").

     1.   Lease Grant.
          -----------

          (a) Subject to the terms of this Lease, Landlord leases to Tenant, and Tenant leases from Landlord, the office space depicted on Exhibit "A-1" (the "Existing Space") attached hereto and the office space depicted in Exhibit "B-1" (the "Expansion Space") attached hereto (collectively, the "Premises") located in the "Quail Commerce Centre" office building located in Oklahoma City, Oklahoma, which is described in Exhibits "C-1" (Existing Space only) and "C-2" (with Expansion Space) attached hereto (the "Building"). The term "Building" includes the related land, driveways, parking facilities, and similar improvements. Landlord and Tenant agree that (i) the Existing Space consists of the existing approximately 25,000 rentable square feet in the Building, and (ii) the Expansion Space consists of an additional approximately 78,500 rentable square feet to be added to the Building by Landlord in reliance on this Lease. Landlord will effectuate at Landlord's sole cost and expense the expansion of the Building as soon as reasonably possible in accordance with the specifications attached hereto as Exhibit "C-3".

          (b) Within thirty (30) days after the Tenant's occupancy of the Expansion Space begins, Landlord or Tenant may, at their sole cost, measure the rentable square footage of the Premises to determine if it is in accordance with the BOMA ANZI-96 Standards (the "BOMA Standards"). If either party disputes the calculations as set forth in Section 1.(a), they shall promptly notify the other party. If the parties do not receive such notice in writing within thirty (30) days after the Tenant's occupancy of the Expansion Space begins, all rentable square footage amounts set forth herein shall be deemed approved by both Landlord and Tenant. If a notice is given and Landlord and Tenant cannot thereafter agree on the appropriate measurement within ten (10) days after the notice, then either party shall have the right to submit the issue to arbitration in accordance with the rules of the American Arbitration Association. If it is determined that the actual rentable square footage measured by BOMA Standards varies from the rentable square footage as set forth in Section 1.(a), then the Basic Rent as hereinafter defined (and any other provisions of this Lease based upon a specific rentable square footage) shall be retroactively adjusted to reflect the applicable square foot figure as determined by arbitration. Landlord and Tenant shall pay any retroactive adjustment within twenty (20) days after the arbitration award.

          (c) Landlord will provide an allowance for the leasehold improvements to be incorporated into the Existing Space in accordance with the terms of

     Exhibit "A-2". Landlord will provide an allowance for the leasehold improvements to be incorporated into the Expansion Space in accordance with the terms of Exhibit "B-2".

     2.   Expansion of Building.  Landlord agrees to give Tenant periodic
          ---------------------
reports (not less than monthly) on the status of site acquisition, loan processing and the actual expansion of the Building from and after the date hereof. Landlord will use its best efforts to (a) enter into a binding contract for the acquisition of the land needed to expand the Building and provide adequate parking, and (b) obtain an appropriate loan commitment for the construction loan within thirty (30) days after the date of this Lease (the "Contingency Period"). If the Landlord fails to acquire the site or obtain the loan commitment prior to the end of the Contingency Period, Tenant shall have the right to terminate this Lease by giving Landlord a written termination notice on or before the tenth (10th) day after the end of the Contingency Period. If the Landlord fulfills the foregoing conditions prior to the end of the Contingency Period, or Landlord fails to fulfill the foregoing conditions prior to the end of the Contingency Period but Tenant does not terminate this Lease on or before the tenth (10th) day after the end of the Contingency Period, this Lease will remain in full force and effect, and Tenant shall have no further termination rights pursuant to this Section 2. The parties acknowledge that the Landlord will not incur any further architectural or engineering or other material expenses in connection with the expansion of the Building until the Tenant's termination rights as set forth in this Section 2 have terminated.

     3.   Term.  The term of this Lease shall be one hundred twenty-five (125)
          ----
months, commencing on April 1, 2000 (the "Commencement Date"), and expiring at 5:00 p.m., on the last day of the 125th month thereafter (the "Term", which definition shall include all renewals of the initial Term). Notwithstanding the foregoing, the parties acknowledge and agree that the Commencement Date will not occur for the Expansion Space until "substantial completion" of the expansion of the Building and the tenant improvements associated with the Expansion Space, as contemplated by Section 1.(a) and Exhibit "B-2" hereto. Within thirty (30) days following the substantial completion of the Expansion Space as contemplated by Exhibit "B-2", Landlord and Tenant will execute a document confirming the Commencement Date for both the Existing Space and the Expansion Space, and confirming the Expiration Date. If the Commencement Date is not the first day of a calendar month, then the Term shall be extended by the number of days between the Commencement Date and the first day of the next month. If the Premises are ready for occupancy prior to the Commencement Date, the Commencement Date shall refer to the date of the Tenant's initial occupancy of the Premises. Notwithstanding the foregoing, the parties agree that Tenant will be given access to the Premises prior to its actual occupancy to prepare the Premises for occupancy, including installation of telephone and computer systems and relocating its furniture, fixtures and equipment, at Tenant's risk and expense. In exercising the foregoing rights, Tenant shall not cause any material interference with or delay to Landlord or to any existing tenant. Tenant's indemnity in Paragraph 11(c) shall apply to Tenant's entry under this Paragraph 3.

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

     4.    Rent.
           ----

     (a)   Basic Rent.  "Basic Rent" (herein so called) shall be the following
           ----------
amounts for the following periods of time:

           Time Period         Rent (per RSF/Year)
           -----------         -------------------

           Months 1-35              $12.00
           Months 36-65             $12.50
           Months 66-95             $13.00
           Months 96-125            $13.50

     (b)   Payment.  Tenant shall timely pay to Landlord Basic Rent and all
           -------
additional sums to be paid by Tenant to Landlord under this Lease (collectively, the "Rent"), without deduction or set off, at Landlord's address provided for in this Lease or as otherwise specified by Landlord. Basic Rent, adjusted as herein provided, shall be payable monthly in advance, and shall be accompanied by all applicable state and local sales or use taxes. Basic Rent shall be payable on the first day of each month beginning on the Commencement Date. The monthly Basic Rent for any partial month at the beginning of the Term shall equal the product of 1/365 of the annual Basic Rent in effect during the partial month and the number of days in the partial month from and after the Commencement Date, and shall be due on the Commencement Date.

     (c)   Triple Net Lease.  The Basic Rent shall be net to Landlord and all
           ----------------
costs, expenses, and charges of every kind and nature relating to the Premises (excepting only items which the Landlord specifically agrees to pay in this Lease) which may arise or become due and payable during the term of this Lease shall be paid by Tenant.

     5.    Delinquent Payment; Handling Charges.  All past due payments required
           ------------------------------------
of Tenant hereunder shall bear interest from the date due until paid at the rate of eighteen percent (18%) per annum; alternatively, Landlord may charge Tenant a fee equal to 5% of the delinquent payment to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant's delinquency; provided, however, that the referenced default interest and/or late fee shall not be due unless and until Landlord gives Tenant written notice of the delinquency and the amount due remains unpaid seven (7) business days after such notice is given by Landlord. In no event, however, shall the charges permitted under this Section 5 or elsewhere in this Lease, to the extent they are considered to be interest under law, exceed the maximum lawful rate of interest.

     6.    Security Deposit. [intentionally deleted]
           ----------------

     7.    Operating Expense Payments.  During each month of the Term, on the
           --------------------------
same date that Basic Rent is due, Tenant shall pay Landlord an amount equal to 1/12 of the annual cost, as estimated by Landlord on an annual basis, of Tenant's Proportionate Share

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

(hereinafter defined) of Operating Expenses for the Building. Tenant shall also
(a) pay directly all utility charges associated with the Premises (which will be separately metered) and, (b) pay directly, and contract for, janitorial services for the Premises. Payments thereof for any fractional calendar month shall be prorated. The term "Operating Expenses" means all reasonable costs and expenses incurred by Landlord with respect to the ownership, maintenance, and operation of the Building including, but not limited to costs of: taxes and fees payable to tax consultants and attorneys for consultation and contesting taxes; insurance; common area utilities; association dues; snow removal; maintenance and repair of all portions of the Building, including without limitation, paving and parking areas, roads, roofs, alleys, and driveways, mowing, landscaping, exterior painting, utility lines and mechanical systems; amounts paid to contractors and subcontractors for work or services performed in connection with any of the foregoing; charges or assessments of any association to which the Building is subject; property management fees payable to a property manager, including any affiliate of Landlord, or if there is no property manager, an administration fee payable to Landlord; security services, if any; trash collection, sweeping and removal; and additions or alterations made by Landlord to the Building in order to comply with applicable laws or codes as amended from time to time or that are appropriate for the continued operation of the Building as an office building in the market area, provided that the cost of such additions or alterations that are required to be capitalized for federal income tax purposes shall be amortized on a straight line basis over a period equal to the lesser of the useful life thereof for federal income tax purposes or 10 years. Operating Expenses shall not include debt service under mortgages or ground rent under ground leases, costs of restoration to the extent of net insurance proceeds received by Landlord with respect thereto, leasing commissions, or the costs of renovating space for tenants, or any costs incurred by Landlord to perform its obligations under Section 8.(e) hereof. Operating Expenses shall be calculated in accordance with generally accepted accounting principles.

     The Operating Expenses will be reconciled by Landlord on an annual basis. If Tenant's total payments for any year are less than Tenant's Proportionate Share of actual Operating Expenses for such year, Tenant shall pay the difference to Landlord within 30 days after written notice thereof. If the total payments of Tenant for any year are more than Tenant's Proportionate Share of actual Operating Expenses for such year, Landlord shall refund the difference to Tenant within thirty (30) days after the annual reconciliation is completed. Tenant shall have the right to review the supporting information compiled by and relied upon by Landlord in calculating Operating Expenses and Tenant's Proportionate Share thereof, and if Tenant, based upon a review of the referenced information, can establish that Landlord has improperly calculated the Operating Expenses, any errors will be promptly corrected. For purposes of calculating Tenant's Proportionate Share of Operating Expenses, a year shall mean a calendar year except the first year, which shall begin on the Commencement Date, and the last year, which shall end on the expiration of this Lease. Tenant's "Proportionate Share" shall be (i) fifty percent (50%) prior to substantial completion of the Expansion Space, and (ii) 80.55% from and after substantial completion of the Expansion Space, as reasonably adjusted by Landlord in the

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future for any additional changes in the physical size of the Premises or the
Building. Landlord may equitably increase Tenant's Proportionate Share for any item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Premises or only a portion of the Building that includes the Premises or that varies with the occupancy of the Building, provided Landlord will give Tenant written notice prior to effectuating any such increase.

     8.   Improvements: Alterations: Repairs: Maintenance.
          -----------------------------------------------

     (a)  Improvements: Alterations.  Improvements to the Premises shall be
          -------------------------
installed at Tenant's expense only in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord. No alterations or physical additions in or to the Premises may be made without Landlord's prior written consent, which shall not be unreasonably withheld, delayed or qualified; however, Landlord may withhold its consent to any alteration or addition that would affect the Building's structure or its HVAC, plumbing, electrical, or mechanical systems. Excluding ordinary course decorative activities associated with the interior portion of the Premises, Tenant shall not paint or install lighting or decorations, signs, window or door lettering, or advertising media of any type on or about the Premises without the prior written consent of Landlord, which shall not be unreasonably withheld, delayed or qualified; however, Landlord may withhold its consent to any such painting or installation which would affect the appearance of the exterior of the Building or of any common areas of the Building. All alterations, additions, or improvements made in or upon the Premises shall, at Landlord's option, either be removed by Tenant prior to the end of the Term (and Tenant shall repair all damage caused thereby), or shall remain on the Premises at the end of the Term without compensation to Tenant. All alterations, additions, and improvements shall be constructed, maintained, and used by Tenant, at its risk and expense, in accordance with all laws. Landlord's approval of the plans and specifications therefor shall not be a representation by Landlord that such alterations, additions, or improvements comply with any law. Notwithstanding anything contained in this Section 8.(a) to the contrary, Tenant shall be entitled to make interior improvements to the Premises without Landlord's consent so long as
(i) the improvements are not material, and will cost less than $10,000, (ii) the improvements will not affect the Building's structure or its HVAC, plumbing, electrical or mechanical systems, and/or fire sprinkler or life safety systems, and (iii) Tenant gives Landlord a written description of the improvements and appropriate evidence that any contractors, subcontractors and/or material suppliers have been paid in full in connection with the work within thirty (30) days after the work is completed.

     (b)  Repairs; Maintenance.  Tenant shall maintain the Premises in a clean,
          --------------------
safe, and operable condition, and shall not permit or allow to remain any waste or damage to any portion of the Premises. Tenant shall repair or replace, subject to Landlord's direction and supervision, any damage to the Building caused by Tenant, Tenant's transferees, or their respective agents, contractors, or invitees. If Tenant fails to make such repairs or replacements after notice of nonperformance is given to Tenant as required in
Section 17 hereof, then Landlord may make the same at Tenant's cost. If any such damage occurs outside of the Premises, then Landlord may elect to repair such damage at Tenant's expense, rather than having Tenant repair such damage. The cost of all repair or replacement work performed by Landlord under this Section 8 shall be paid by Tenant to Landlord within fifteen days after Landlord has invoiced Tenant therefor.

     (c) Performance of Work.  All work described in this Section 8 shall be
         -------------------
performed only by Landlord or by contractors and subcontractors approved in writing by Landlord. Tenant shall cause all contractors and subcontractors to procure and maintain insurance coverage naming Landlord as an additional insured against such risks, in such amounts, and with such companies as Landlord may reasonably require. All such work shall be performed in accordance with all legal requirements and in a good and workmanlike manner so as not to damage the Premises, the Building, or the components thereof. Except as otherwise set forth herein, in no event shall Landlord be liable for any defects in the Premises or for any limitation on its use.

     (d) Mechanic's Liens.  Tenant shall not permit any mechanic's liens to be
         ----------------
filed against the Premises or the Building for any work performed, materials furnished, or obligation incurred by or at the request of Tenant. If such a lien is filed, then Tenant shall, within ten (10) days after Landlord has delivered notice of the filing thereof to Tenant, either pay the amount of the lien or diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant fails to timely take either such action, then Landlord may pay the lien claim or bond around the lien and invoice Tenant for the cost thereof, and any amounts so paid, including expenses and interest, shall be paid by Tenant to Landlord within ten days after Landlord has invoiced Tenant therefor.

     (e) Structural Integrity.  During the Term, Landlord shall perform
         --------------------
diligently, promptly and in a good and workmanlike manner in compliance with all applicable Legal Requirements, all reasonably necessary maintenance, repairs and replacements to the roof, roofing system, exterior walls, bearing walls, support beams, foundations, columns, and lateral support to the Building. If Landlord fails to maintain the roof or roofing system and (i) such failure adversely impacts Tenant's occupancy of the Premises, and (ii) Tenant gives Landlord written notice of the failure, and Landlord fails to commence work on the necessary repairs within thirty (30) days after its receipt of such notice, Tenant shall have the right to make the repairs and recover all expenses incurred from Landlord. The parties specifically agree that the Landlord's obligations shall not include any maintenance, repairs and replacements arising out of the acts or omissions of Tenant and/or its agents, contractors, employees and invitees (including those activities associated with Tenant's Communication Equipment, as contemplated by Section 24.(aa) hereof, for which the Tenant shall be responsible).

     9.  Use.  Tenant shall continuously occupy and use the Premises only for
         ---
general office use (the "Permitted Use") and shall comply with all laws, orders, rules, and regulations relating to the use, condition, access to, and occupancy of the Premises. The Premises shall not be used for any use which is disreputable or creates extraordinary fire hazards. Without the Landlord's written consent, the Premises shall not be used for any use which results in an increased rate of insurance on the Building or its contents, or for the storage of any hazardous materials or substances, provided, however, that Landlord acknowledges that standard office and/or janitorial supplies will be used in the ordinary course of Tenant's business. Tenant agrees that the quantities of the referenced materials located in the Premises shall not exceed the amount reasonably necessary for Tenant to conduct business in the ordinary course. Tenant further agrees to indemnify the Landlord from and against any and all damages and liabilities of any type incurred by the Landlord or the Building as a result of such use by Tenant. If, because of Tenant's acts, the rate of insurance on the Building or its contents increases, then Tenant shall pay to Landlord the amount of such increase on demand. Tenant shall conduct its business and control its agents, employees, and invitees in such a manner as not to create any nuisance or unreasonably interfere with other tenants or Landlord in its management of the Building. Tenant, at its sole expense, shall comply with all laws (including, without limitation, any and all environmental rules, regulations and requirements, and all laws regarding access for handicapped or disabled persons), ordinances and regulations, and all declarations, covenants, and restrictions, applicable to Tenant's use or occupation of the Premises, and with all governmental orders and directives of public officers which impose any duty or restriction with respect to the use or occupation of the Premises. Outside storage, including, without limitation, storage of trucks and other vehicles, is prohibited without Landlord's prior written consent. No use shall be made of the Premises that would constitute the Building as a place of public accommodation under the Americans with Disabilities Act or similar statutes or local ordinances or any regulations promulgated thereunder, all as may be amended from time to time (the "ADA"); and Tenant shall cause the Premises (and, to the extent required by improvements to the Premises, the Building) to comply with the ADA.

     10. Assignment and Subletting.
         -------------------------

     (a) Transfers; Consent.  Except as set forth in Section 10(d), Tenant shall
         ------------------
not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or qualified, (1) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law, (2) permit any other entity to become Tenant hereunder by merger, consolidation, or other reorganization, (3) if Tenant is an entity other than a corporation whose stock is publicly traded, permit the transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant, (4) sublet any portion of the Premises, (5) grant any license, concession, or other right of occupancy of any portion of the Premises, or (6) permit the use of the Premises by any parties other than Tenant (any of the events listed in Section 10.(a)(1) through 10.(a)(6) being a "Transfer"). If Tenant requests Landlord's consent to a Transfer, then Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character. Concurrently with Tenant's notice of any request for consent to a Transfer, Tenant shall pay to Landlord a fee of $350.00 to defray Landlord's expenses in reviewing such request, and Tenant shall also reimburse Landlord immediately upon request for its attorneys' fees incurred in connection with considering any request for consent to a Transfer. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes the Tenant's obligations hereunder; however, any transferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer for the period of the Transfer. Landlord's failure to respond within twenty (20) days after receipt of Tenant's request and the information specified in Paragraph 10(a) shall be deemed approval of the proposed assignment or sublease. Landlord's consent to a Transfer shall not release Tenant from its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Rent. Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so.

     (b) Cancellation.  Landlord may, within 30 days after submission of
         ------------
Tenant's written request for Landlord's consent to an assignment or subletting, cancel this Lease as to the portion of the Premises proposed to be sublet or assigned as of the date the proposed Transfer is to be effective. If Landlord cancels this Lease as to any portion of the Premises, then this Lease shall cease for such portion of the Premises and Tenant shall pay to Landlord all Rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant. The terms of this Section 10.(b) shall not apply to requests made by Tenant for Landlord's consent during the five-year period immediately following the Commencement Date.

     (c) Additional Compensation.  Tenant shall pay to Landlord, immediately
         -----------------------
upon receipt thereof, an amount equal to fifty percent (50%) of the excess of
(1) all compensation received by Tenant for a Transfer less the costs reasonably incurred by Tenant with unaffiliated third parties in connection with such Transfer (i.e., brokerage commissions, tenant finish work, and the like) over
(2) the Rent allocable to the portion of the Premises covered thereby.

     (d) Affiliates.  Notwithstanding Section 10.(a) hereof, Tenant may assign
         ----------
or sublease part or all of the Premises without Landlord's consent to: (i) any corporation or partnership that controls, is controlled by, or is under common control with, Tenant; or (ii) any corporation resulting from the merger or consolidation with Tenant or to any entity that acquires all of Tenant's assets as a going concern of the business that is being conducted on the Premises, as long as the assignee or sublessee is a bona fide entity and assumes the obligations of Tenant. Any such Transfer shall not release Tenant from its obligations under this Lease, but rather Tenant and any such transferee shall be jointly and severally liable therefor. Tenant shall give Landlord prompt written notice of any assignment or sublease pursuant to this Section 10.(d).

          11.  Insurance; Waivers; Subrogation; Indemnity.
               ------------------------------------------

     (a)  Insurance.  Tenant shall maintain throughout the Term the following
          ---------
insurance policies: (1) comprehensive general liability insurance in amounts of $1,000,000 per occurrence with $3,000,000 in the aggregate or such other amounts as Landlord may from time to time reasonably require, insuring Tenant, Landlord, Landlord's agents and their respective affiliates against all liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises, (2) casualty insurance for the full replacement cost of the Building, (3) insurance covering the full value of Tenant's property and improvements, and other property (including property of others) in the Premises, (4) contractual liability insurance sufficient to cover Tenant's indemnity obligations hereunder, (5) worker's compensation insurance, and (6) business interruption insurance. Tenant's insurance shall provide primary coverage to Landlord when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstance Landlord's policy will be excess over Tenant's policy. Tenant shall furnish to Landlord certificates of such insurance and such other evidence satisfactory to Landlord of the maintenance of all insurance required hereunder, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least 30 days before cancellation or a material change of any such insurance policies. All such insurance policies shall be in form, and issued by companies, reasonably satisfactory to Landlord. The term "affiliate" shall mean any person or entity, directly or indirectly, controlling, controlled by, or under common control with the party in question.

     (b)  Waiver of Negligence; No Subrogation.  Landlord and Tenant each waives
          ------------------------------------
any claim it might have against the other for any injury to or death of any person or persons or damage to or theft, destruction, loss, or loss of use of any property (a "Loss"), to the extent the same is insured against under any insurance policy that covers the Building, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or, in the case of Tenant's waiver, is required to be insured against under the terms hereof, regardless of whether the negligence of the other party caused such loss. Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

     (c)  Indemnity (Tenant).  Subject to Section 11.(b), Tenant shall defend,
          ------------------
indemnify, and hold harmless Landlord and its representatives and agents from and

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

against all claims, demands, liabilities, causes of action, suits, judgments, damages, and expenses (including attorneys' fees) arising from (i) any Loss arising from any occurrence on the Premises or (ii) Tenant's failure to perform its obligations under this Lease, even though caused or alleged to be caused by the negligence or fault of Landlord or its agents (other than a Loss arising from the sole or gross negligence of Landlord or its agents), and even though any such claim, cause of action, or suit is based upon or alleged to be based upon the strict liability of Landlord or its agents. This indemnity is intended to indemnify Landlord and its agents against the consequences of their own negligence when Landlord or its agents are jointly, comparatively, contributively, or concurrently negligent with Tenant. This indemnity provision shall survive termination or expiration of this Lease. If any proceeding is filed for which indemnity is required hereunder, Tenant agrees, upon request therefor, to defend the indemnified party in such proceeding at its sole cost utilizing counsel satisfactory to the indemnified party.

     (d) Indemnity (Landlord).  Subject to Section 11.(b), Landlord shall
         --------------------
defend, indemnify and hold harmless Tenant and its agents from and against all claims, demands, liabilities, causes of action, suits, judgments and expenses (including attorneys' fees) for any Loss arising from the negligent actions of Landlord and related to the Building's common areas (other than a Loss arising from the negligence of Tenant, its agents, contractors, employees or invitees). This indemnity provision shall survive termination or expiration of this Lease. If any proceeding is filed for which indemnity is required hereunder, Landlord agrees, upon request therefor, to defend the indemnified party in such proceeding at its sole cost utilizing counsel satisfactory to the indemnified party.

     (e) Self-Insurance.  Tenant may "self-insure" the obligations under Section
         --------------
11.(a) hereof upon written notice to Landlord and satisfaction of the following requirements: (i) Tenant provides Landlord with sufficient financial information establishing to the reasonable satisfaction of Landlord and Landlord's lender that Tenant has sufficient financial resources to pay any claims which would otherwise be insured by this Section 11, together with a list of pending claims and a verification of insurance in a form reasonably acceptable to Landlord, and
(ii) such "self-insurance" shall in no way limit or diminish the rights that Landlord's insurance carriers would have under "other insurance" or similar clauses in Landlord's insurance policies if Tenant had not satisfied its insurance requirements with said self-insurance program. Commencing nine (9) months after such decision to self-insure and thereafter annually, at Landlord's request, Tenant shall provide Landlord with updated financial information respecting such self insurance and a current list of pending claims so that Landlord can reasonably determine whether Tenant can continue its self-insured status. If Landlord reasonably determines that Tenant should no longer continue its self-insured status, Landlord shall provide Tenant with written notice thereof and Tenant shall within thirty (30) days after such notice procure the insurance required under this Section 11.

     12.  Subordination Attornment: Notice to Landlord's Mortgagee.
          --------------------------------------------------------

     (a)  Subordination.  This Lease shall be subordinate to any deed of trust,
          -------------
mortgage, or other security instrument, or any ground lease, master lease, or primary lease, that now or hereafter covers all or any part of the Premises (the mortgagee under any such mortgage or the lessor under any such lease is referred to herein as a "Landlord's Mortgagee"). Any Landlord's Mortgagee may elect, at any time, unilaterally, to make this Lease superior to its mortgage, ground lease, or other interest in the Premises by so notifying Tenant in writing. Landlord shall obtain and deliver to Tenant from any present or future Landlord Mortgagee, a written subordination and non-disturbance agreement acceptable to Landlord, Tenant and any such Landlord Mortgagee providing that so long as Tenant performs all of the terms, covenants and conditions of this Lease and agrees to attorn to the mortgagee, beneficiary of the deed of trust, purchaser at a foreclosure sale, prime lessor or fee owner, Tenant's rights under this lease shall not be disturbed and shall remain in full force and effect for the Term, and Tenant shall not be joined by the holder of any mortgage or deed of trust in any action or proceeding to foreclose thereunder.

     (b)  Attornment.  Tenant shall attorn to any party succeeding to Landlord's
          ----------
interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party's request, and shall execute such agreements confirming such attornment as such party may reasonably request.

     (c)  Notice to Landlord's Mortgagee.  Tenant shall not seek to enforce any
          ------------------------------
remedy it may have for any default on the part of the Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord's obligations hereunder.

     13.  Rules and Regulations.  Tenant shall comply with the rules and
          ---------------------
regulations of the Building which are attached hereto as Exhibit D. Landlord may, from time to time, change such rules and regulations for the safety, care, or cleanliness of the Building and related facilities, provided Tenant is given written notice thereof, all the changes are applicable to all tenants of the Building and the changes will not unreasonably interfere with Tenant's use of the Premises. Tenant shall be responsible for the compliance with such rules and regulations by its employees, agents, and invitees.

     14.  Condemnation.
          ------------

     (a)  Total Taking - Tenant's Rights. If the entire Building or Premises are
          ------------------------------
taken by right of eminent domain or conveyed in lieu thereof (a "Taking"), this Lease shall terminate as of the date of the Taking.

     (b)  Partial Taking - Tenant's Rights.  If any part of the Building becomes
          --------------------------------
subject to a Taking and such Taking will prevent Tenant from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Taking for a period of more than 150 days, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within 30 days after the Taking, and Rent shall be apportioned as of the date of such Taking. If Tenant does not terminate this Lease, then Rent shall be abated on a reasonable basis as to that portion of the Premises rendered untenantable by the Taking.

     (c)  Partial Taking - Landlord's Rights.  If any material portion, but less
          ----------------------------------
than all, of the Building becomes subject to a Taking, or if Landlord is required to pay any of the proceeds received for a Taking to a Landlord's Mortgagee, then Landlord may terminate this Lease by delivering written notice thereof to Tenant within 30 days after such Taking, and Rent shall be apportioned as of the date of such Taking. If Landlord does not so terminate this Lease, then this Lease will continue, but if any portion of the Premises has been taken, Rent shall abate as provided in the last sentence of Section 14.(b).

     (d)  Award. If any Taking occurs, then Landlord shall receive the entire
          -----
award or other compensation for the land on which the Building is situated, the Building, and other improvements taken, and Tenant may separately pursue a claim (to the extent it will not reduce Landlord's award) against the condemnor for the value of Tenant's personal property which Tenant is entitled to remove under this Lease, moving costs, loss of business, and other claims it may have.

     15.  Fire or Other Casualty.
          ----------------------

     (a)  Repair Estimate.  If the Premises or the Building are damaged by fire
          ---------------
or other casualty (a "Casualty"), Landlord shall, within sixty (60) days after such Casualty, deliver to Tenant a good faith estimate (the "Damage Notice") of the time needed to repair the damage caused by such Casualty.

     (b)  Landlord's and Tenant's Rights.  If a material portion of the Premises
          ------------------------------
or the Building is damaged by Casualty such that Tenant is prevented from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Casualty and Landlord estimates that the damage caused thereby cannot be repaired within two hundred ten (210) days after the Casualty, then Tenant may terminate this Lease by delivering written notice to Landlord of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant. If Tenant does not so timely terminate this Lease, then (subject to Section 15.(c)) Landlord shall repair the Building or the Premises, as the case may be, as provided below, and Rent for the portion of the Premises rendered untenantable by the damage shall be abated on a reasonable basis from the date of damage until the completion of the repair, unless the gross negligence or willful misconduct of the Tenant caused such damage, in which case, Tenant shall continue to pay Rent without abatement.

     (c)  Landlord's Rights.  If a Casualty damages a material portion of the
          -----------------
Building, and Landlord makes a good faith determination that restoring the Premises would be uneconomical, or if Landlord is required to pay any insurance proceeds arising out of the Casualty to a Landlord's Mortgagee, then Landlord may terminate this Lease by giving written notice of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant, and Rent shall be abated as of the date of the Casualty.

     (d)  Repair Obligation.  If neither party elects to terminate this Lease
          -----------------
following a Casualty, then Landlord shall, within a reasonable time after such Casualty, begin to repair the Building and the Premises and shall proceed with reasonable diligence to restore the Building and Premises to substantially the same condition as they existed immediately before such Casualty; however, Landlord shall not be required to repair or replace any of the furniture, equipment, fixtures, and other improvements which may have been placed by, or at the request of, Tenant or other occupants in the Building or the Premises, and Landlord's obligation to repair or restore the Building or Premises shall be limited to the extent of the insurance proceeds actually received by Landlord for the Casualty in question.

     16.  Taxes. Tenant shall be liable for all taxes levied or assessed against
          -----
personal property, furniture, or fixtures placed by Tenant in the Premises. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord, upon demand, the part of such taxes for which Tenant is primarily liable hereunder; however, Landlord shall not pay such amount if Tenant notifies Landlord that it will contest the validity or amount of such taxes before Landlord makes such payment, and thereafter diligently proceeds with such contest in accordance with law and if the non-payment thereof does not pose a threat of loss or seizure of the Building or interest of Landlord therein.

     17.  Events of Default.  Each of the following occurrences shall be an
          -----------------
"Event of Default":

     (a) Tenant's failure to pay Rent on or before the applicable due date and on or before the 10th day after Landlord has delivered written notice to Tenant that the same is past due;

     (b) Tenant's failure to perform, comply with, or observe any other agreement or obligation of Tenant under this Lease and the continuance of such failure for a period of more than 30 days after Landlord has delivered to Tenant written notice thereof, provided that if the default is of such a nature that it may not be reasonably cured within 30 days, then no Event of Default shall occur hereunder if Tenant commences curing within such 30-day period and thereafter diligently and continuously pursues such cure to completion within a period of not more than 90 days after the delivery of such notice; and

     (c) The filing of a petition by or against Tenant (the term "Tenant" shall include, for the purpose of this Section 17.(c), any guarantor of the Tenant's obligations hereunder) (1) in any bankruptcy or other insolvency proceeding; (2) seeking any relief under any state or federal debtor relief law; or (3) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease; however, if such a petition is filed against Tenant, then such filing shall not be an Event of Default unless Tenant fails to have the proceedings initiated by such petition dismissed within 90 days after the filing thereof.

     18.  Remedies.  Upon any Event of Default, Landlord may, in addition to all
          --------
other rights and remedies afforded Landlord hereunder or by law or equity, take any of the following actions:

     (a) Terminate this Lease by giving Tenant written notice thereof, in which event Tenant shall pay to Landlord the sum of (1) all Rent accrued hereunder through the date of termination, (2) all amounts due under Section 19.(a), and
(3) an amount equal to (A) the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at a per annum rate equal to the "Prime Rate" as published on the date this Lease is terminated by The Wall Street Journal, Southwest Edition, in its listing of "Money Rates" minus one percent, times (B) 75%;

     (b) Terminate Tenant's right to possess the Premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord (1) all Rent and other amounts accrued hereunder to the date of termination of possession, (2) all amounts due from time to time under
Section 19.(a), and (3) all Rent and other net sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period, after deducting all costs incurred by Landlord in reletting the

Premises. Landlord shall use reasonable efforts to relet the Premises on such terms as Landlord in its sole discretion may determine (including a term different from the Term, rental concessions, and alterations to, and improvement of, the Premises); however, Landlord shall not be obligated to relet the Premises before leasing other portions of the Building. Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or to collect rent due for such reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term; rather, Landlord may, from time to time, bring an action against Tenant to collect amounts due by Tenant, without the necessity of Landlord's waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to dispossess or exclude Tenant from the Premises shall be deemed to be taken under this Section 18.(b). If Landlord elects to proceed under this
Section 18.(b), it may at any time elect to terminate this Lease under Section 18.(a).

     19.  Payment by Tenant: Non-Waiver.
          -----------------------------

     (a)  Payment by Tenant.  Upon any Event of Default, Tenant shall pay to
          -----------------
Landlord all costs incurred by Landlord (including court costs and reasonable attorneys' fees and expenses) in (1) obtaining possession of the Premises, (2) removing and storing Tenant's or any other occupant's property, (3) repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant, (4) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, cost of tenant finish work, and other costs incidental to such reletting), (5) performing Tenant's obligations which Tenant failed to perform, and (6) enforcing, or advising Landlord of, its rights, remedies, and recourses arising out of the Event of Default. To the full extent permitted by law, Landlord and Tenant agree the federal and state courts of Oklahoma shall have exclusive jurisdiction over any matter relating to or arising from this Lease and the parties' rights and obligations under this Lease.

     (b)  No Waiver. Landlord's acceptance of Rent following an Event of Default
          ---------
shall not waive Landlord's rights regarding such Event of Default. No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord's rights regarding any future violation of such term. Landlord's acceptance of any partial payment of Rent shall not waive Landlord's rights with regard to the remaining portion of the Rent that is due, regardless of any endorsement or other statement on any instrument delivered in payment of Rent or any writing delivered in connection therewith; accordingly, Landlord's acceptance of a partial payment of rent shall not constitute an accord and satisfaction of the full amount of the Rent that is due.

     20.  Landlord's Lien. [intentionally deleted]
          ---------------

     21.  Surrender of Premises.  No act by Landlord shall be deemed an
          ---------------------
acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord. At the expiration or termination of this Lease, Tenant shall deliver to Landlord the Premises with all improvements located therein in good repair and condition, broom-clean, reasonable wear and tear (and condemnation and Casualty damage not caused by Tenant, as to which Sections 14 and 15 shall control) excepted, and shall deliver to Landlord all keys to the Premises. Provided that Tenant has performed all of its obligations hereunder, Tenant may remove all unattached trade fixtures, furniture, and personal property placed in the Premises by Tenant, and shall remove such alterations, additions, improvements, trade fixtures, personal property, equipment, wiring, and furniture as Landlord may request. Tenant shall repair all damage caused by such removal. All items not so removed shall be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items. The provisions of this Section 21 shall survive the end of the Term.

     22.  Holding Over.  If Tenant fails to vacate the Premises at the end of
          ------------
the Term, then Tenant shall be a tenant at will and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over, Tenant shall pay, in addition to the other Rent, a daily Basic Rent equal to the greater of (A) 150% of the daily Basic Rent payable during the last month of the Term, or (B) 125% of the prevailing rental rate in the Building for similar space.

     23.  Certain Rights Reserved by Landlord.  Provided that the exercise of
          -----------------------------------
such rights does not unreasonably interfere with Tenant's occupancy of the Premises, Landlord shall have the following rights:

     (a) To decorate and to make inspections, repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Building, or any part thereof; to enter upon the Premises and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Building; to interrupt or temporarily suspend Building services and facilities; to change the name of the Building subject to Tenant's rights as described in Section 24(t) hereof; and to change the arrangement and location of entrances or passageways, doors, and doorways, corridors, elevators, stairs, restrooms, or other public parts of the Building;

     (b) To take such reasonable measures as Landlord deems advisable for the security of the Building and its occupants; evacuating the Building for cause, suspected cause, or for drill purposes; temporarily denying access to the Building; and closing the Building after normal business hours and on Sundays and holidays, subject, however, to Tenant's right to enter when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time; and

     (c) To enter the Premises at reasonable hours with reasonable advance notice to the Tenant to show the Premises to prospective purchasers, lenders, or, during the last 12 months of the Term, tenants.

     24.  Miscellaneous.
          -------------

     (a)  Landlord Transfer.  Landlord may transfer any portion of the Building
          -----------------
and any of its rights under this Lease. If Landlord assigns its rights under this Lease, then Landlord shall thereby be released from any further obligations hereunder, provided that the assignee assumes Landlord's obligations hereunder in writing.

     (b)  Landlord's Liability.  The liability of Landlord to Tenant for any
          --------------------
default by Landlord under the terms of this Lease shall be recoverable only from the interest of Landlord in the Building, and Landlord shall not be personally liable for any deficiency. This Section shall not limit any remedies which Tenant may have for Landlord's defaults which do not involve the personal liability of Landlord.

     (c)  Force Majeure.  Other than for Tenant's obligations under this Lease
          -------------
that can be performed by the payment of money (e.g., payment of Rent and maintenance of insurance), whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of such party.

     (d)  Brokerage.  Neither Landlord nor Tenant has dealt with any broker or
          ---------
agent in connection with the negotiation or execution of this Lease, other than TC Oklahoma City, Inc. and Grubb & Ellis/Beffort, Brooks & Malherbe, whose commission shall be paid by Landlord. Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any other broker or agent claiming the same by, through, or under the indemnifying party.

     (e)  Estoppel Certificates.  From time to time, Tenant shall furnish to any
          ---------------------
party designated by Landlord, within twenty (20) days after Landlord has made a written request therefor, a certificate signed by Tenant confirming and containing such factual certifications and representations as to this Lease as Landlord may reasonably request. From time to time, Landlord shall furnish to any party designated by Tenant, within twenty (20) days after Tenant has made a written request therefor, a certificate signed by Landlord confirming and containing such factual certifications and representations as to this Lease as Tenant may reasonably request.

     (f)  Notices. All notices and other communications given pursuant to this
          -------
Lease shall be in writing and shall be (1) mailed by first class, United States Mail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address specified next to their signature block, (2) hand delivered to the intended address, or (3) sent by overnight delivery through a reputable courier service. All notices shall be effective upon delivery to the address of the addressee. The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision.

     (g)  Severability.  If any clause or provision of this Lease is illegal,
          ------------
invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

     (h)  Amendments and Binding Effect. This Lease may not be amended except by
          -----------------------------
instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord, and no custom or practice which may evolve between the parties in the administration of the terms hereof shall waive or diminish the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord's Mortgagee, no third party shall be deemed a third party beneficiary hereof.

     (i)  Quiet Enjoyment.  Provided Tenant has performed all of its obligations
          ---------------
hereunder, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, but not otherwise, subject to the terms and conditions of this Lease.

     (j)  No Merger.  There shall be no merger of the leasehold estate hereby
          ---------
created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the leasehold Premises or any interest in such fee estate.

     (k)  No Offer.  The submission of this Lease to Tenant shall not be
          --------
construed as an offer, and Tenant shall not have any rights under this Lease unless Landlord executes a copy of this Lease and delivers it to Tenant.

     (l)  Entire Agreement.  This Lease constitutes the entire agreement between
          ----------------
Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto. Except for those set forth in this Lease, no representations, warranties, or agreements have been made by Landlord or Tenant to the other with respect to this Lease or the obligations of Landlord or Tenant in connection therewith.

     (m)  Waiver of Jury Trial. To the maximum extent permitted by law, Landlord
          --------------------
and Tenant each waive right to trial by jury in any litigation arising out of or with respect to this Lease.

     (n)  Governing Law.  This Lease shall be governed by and construed in
          -------------
accordance with the laws of the State in which the Premises are located.

     (o)  Joint and Several Liability.  If Tenant is comprised of more than one
          ---------------------------
party, each such party shall be jointly and severally liable for Tenant's obligations under this Lease.

     (p)  Financial Reports. [intentionally deleted]
          -----------------

     (q)  Landlord's Fees.  Whenever Tenant requests Landlord to take any action
          ---------------
or give any consent required or permitted under this Lease, Tenant will reimburse Landlord for Landlord's reasonable out-of-pocket costs (not to exceed $1,000 per request) incurred in reviewing the proposed action or consent, including without limitation reasonable attorneys', engineers' or architects' fees, within 10 days after Landlord's delivery to Tenant of a statement of such costs. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.

     (r)  List of Exhibits.  All exhibits and attachments attached hereto are
          ----------------
incorporated herein by this reference.

     Exhibit A-1   -   Outline of Premises - Existing Space
     Exhibit A-2   -   Allowance - Existing Space
     Exhibit B-1   -   Outline of Premises - Expansion Space
     Exhibit B-2   -   Allowance - Expansion Space
     Exhibit C-1   -   Description of Building and Site - Existing Space Only
     Exhibit C-2   -   Description of Building and Site - with Expansion Space
     Exhibit C-3   -   Specifications for Expansion
     Exhibit D     -   Building Rules and Regulations
     Exhibit E     -   Renewal Option
     Exhibit F     -   Right of First Offer

     (s)  Contingencies.  Landlord shall have the right to cancel this Lease if
          -------------
(1) Landlord is unable to acquire the adjacent site needed to expand the Building on terms acceptable to it, or (2) the Building is not approved as required by the restrictive covenants encumbering the site, (3) Landlord is unable to obtain financing for the expansion of the Building on terms acceptable to it, or (4) Jordan Associates, Inc. exercises its "right of first offer" with respect to the Existing Space or objects to the expansion of the Building. If the Lease is terminated pursuant to this Section 24(s), the parties will have no further rights or obligations hereunder. Landlord will give Tenant written notice as soon as the referenced contingencies are satisfied, which the parties anticipate will be on or before January 31, 2000.

     (t)  Tenant Signage.  Tenant shall have the right to design and install a
          --------------
monument sign an up to two (2) signs on the face of the Building, at locations mutually agreed upon by Landlord and Tenant. The location of such signage, and all design and other specifications associated with such signage, shall be subject to Landlord's prior written approval and subject to approval by the Quail Springs Office Association. Tenant will not install any signage until the location and design have been approved in writing by the Landlord. All costs associated with such signage shall be paid by Tenant. Any and all other signage requested by Tenant will be subject to Landlord's advance written approval, which approval shall not be unreasonably withheld, delayed or qualified.


     (u)  Non-Binding Mediation
          ---------------------

          (i) If a dispute arises out of or relates to this Agreement, or its breach, and the parties have not been successful in resolving such dispute through negotiation, the parties agree to attempt to resolve the dispute through non-binding mediation by submitting the dispute to a sole mediator selected by the parties or, at the option of a party, to mediation by the American Arbitration Association ("AAA"). If such dispute is not resolved by such non-binding mediation, the parties shall have the right to resort to any remedies permitted by law. All defenses based on passage of time shall be tolled during the mediation.

          (ii) The direct expenses of the mediation, including the compensation and expenses of the mediator and the fees of the AAA, shall be borne equally by the parties. All other costs incurred by the parties to this Agreement, including the parties' legal expenses and their witness' expenses, shall be borne by the party incurring the expense. The parties, their representatives, other participants and the mediator shall hold the existence, content and result of the mediation in confidence.

     (v)  Recordable Memorandum.  Landlord and Tenant agree not to record this
          ---------------------
Lease, but each party agrees upon request by the other, to execute a memorandum of this Lease in recordable form and in compliance with applicable law.

     (w)  Mutual Representation of Authority.
          ----------------------------------

          (i) Landlord and Tenant represent and warrant to each other that they have full right, power and authority to enter into this Lease without the consent or approval of any other entity or person and each party makes these representations knowing that the other party will rely thereon.

          (ii) The signatories on behalf of Landlord and Tenant further represent and warrant that each has full right, power and authority to act for and on behalf of Landlord and Tenant in entering into this Lease.

     (x)  Confidentiality.  Landlord shall not make nor shall authorize any
          ---------------
broker to make any public announcement or press release concerning this transaction unless they received Tenant's written consent, which will not be unreasonably withheld or delayed.

     (y)  Parking Facilities.  Tenant, its employees, agents, customers and
          ------------------
visitors shall have the right to use the following parking facilities at the
Building: 6.5 spaces for each 1,000 rentable square feet occupied. Landlord shall include within the foregoing 20 spaces which are exclusively reserved for Tenant's use. All parking shall be provided at no additional cost to Tenant during the Term. The Tenant's parking rights shall be subject to, and will not adversely impact, the parking rights of the existing tenant of the Building.

     (z)  Common Areas and Access.  Tenant shall have full and unimpaired access
          -----------------------
to the Building and the Premises at all times, and if access to a public road is via private roads or streets, Tenant shall have the right to use such roads and streets for ingress and egress to the Building and the Premises.

     (aa) Communication Equipment.  Permission is granted, free of rental
          -----------------------
charge, for the Tenant to install certain communication equipment (which equipment list is subject to Landlord's review and written consent prior to installation, and is referred to as the "Communication Equipment"), at Tenant's sole cost and expense, subject to the following restrictions:

          (i) The location and means of securing the Communication Equipment must be approved by Landlord or its designated agent, which shall not be unreasonably withheld, delayed or qualified. Tenant shall be responsible for any damage to the Building roof or structure or any surrounding property resulting from the installation or operation of the Communication Equipment, including, but not limited to, damage resulting from wind, ice, or any other causes, but excluding damage resulting from the gross negligence or willful misconduct of Landlord. The Communication Equipment shall not damage the Building, the structure or the system of communication devised by any other use authorized by Landlord or users at neighboring properties. If such damage or interference shall occur, Tenant shall correct same promptly.

          (ii) Tenant agrees to maintain the Communication Equipment in a proper and safe operating condition.

          (iii) Tenant shall comply with all codes, rules, regulations and conditions of any applicable governmental agency and shall pay for all legal, engineering and other expenses incident thereto. Prior to installation, Tenant shall provide Landlord with a copy of all required permits, licenses, or evidence of authority to operate from this location, and shall take appropriate actions to ensure that the installation will not adversely impact Landlord's warranties or similar rights associated with the roof of the Building.

          (iv) Installation of the Communication Equipment shall be performed, at Tenant's sole cost and expense, in a responsible and workmanlike manner by personnel with all necessary skill and expertise through or under the supervision of Landlord.

          (v) Tenant shall be responsible for any costs associated with furnishing electricity for the Communication Equipment.

          (vi) Tenant shall remove the Communication Equipment and restore the roof and structure to its original condition (subject to ordinary wear and tear that is not caused by Tenant's activities) at the earlier of Tenant's cessation of use of the Communication Equipment or the expiration of the term of this Lease, or any renewal term thereof, at Tenant's sole cost and expense. The Communication Equipment shall, at all times, remain the property of Tenant and Tenant shall have the right to remove it at any time, subject to the terms and conditions herein.

          (vii) Tenant shall be responsible for implementing appropriate screening as reasonably required by Landlord.

          (viii) Tenant agrees to indemnify, defend and hold Landlord harmless from any claim resulting from property damage or personal injury arising in connection with the installation, maintenance, existence or removal of the Communication Equipment and shall carry insurance (or shall be self-insured as permitted under this Lease) to cover such liability and property damages. The foregoing indemnity shall expressly include any and all losses or damages suffered by Landlord under its existing contractual rights and warranties associated with the Building (including the warranty on the roof of the Building) as a direct or indirect result of the installation, maintenance, existence or removal of the Communication Equipment.

     (bb) Counterparts.  This Lease may be executed in one or more counterparts
          ------------
each one of which shall be deemed an original.

     (cc) Attorneys' Fees.  In the event either party institutes legal
          ---------------
proceedings against the other for breach of or interpretation of any of the terms, conditions or covenants of this

Lease, the party against whom a judgment is entered shall pay all reasonable costs and expenses relative thereto, including reasonable attorneys' fees of the prevailing party.

     (dd) Fiber Optic Capability.  Provided Tenant is not otherwise in default
          ----------------------
under the Lease, and subject to Landlord's approval of all applicable plans, specifications and/or other issues associated therewith and Tenant's ability to satisfy any applicable building code requirements or other regulations and/or requirements (and provided further that Landlord shall not incur any costs in connection therewith unless the same are reimbursed by Tenant), Landlord and Tenant will cooperate as necessary to allow Tenant to acquire fiber optic capability in connection with its occupancy of the Premises. The parties specifically agree that Tenant will immediately pay any and all costs incurred by either Landlord or Tenant in connection with the additional rights requested by Tenant and described in this Section 24.(dd). Tenant will also enter into any supplemental documents or agreements reasonably requested by Landlord in connection therewith. Tenant shall retain ownership of all fiber optic equipment it installs, and shall have the right to remove the fiber optic equipment that it installs at any time prior to the end of the Term. If Tenant removes the equipment, Tenant will also, prior to the end of the Term, restore the condition of the Building to the condition that existed prior to its installation of such equipment, subject to ordinary wear and tear that is not caused by Tenant's activities. Landlord will also have the right, at its option within a reasonable period of time following the termination of the Lease, to cause Tenant to remove such items and restore the condition of the Building to the condition that existed prior to such activities, all at Tenant's cost. If Tenant does not choose to remove the equipment prior to the end of the Term and Landlord does not exercise its right to cause Tenant to remove such items, all such items shall remain as a part of the Building and Tenant shall have no further rights thereto.

     (ee) Generator.  Tenant may install, operate, and maintain one generator
          ---------
reasonably necessary for Tenant's business operations in the Premises for emergency back-up purposes (the "Generator", which defined term shall also refer to all related equipment) at a location on the Building grounds acceptable to Landlord, provided that the installation, maintenance, use, and operation thereof complies with all Laws and architectural guidelines in effect for the area in which the Building is located as they may be amended from time to time (the "Legal Requirements"), and Tenant receives all approvals, consents, and permits required under the Legal Requirements before the installation, maintenance, use, and operation thereof. Before beginning the installation of the Generator, Tenant shall deliver to Landlord final plans and specifications therefor prepared by an engineer reasonably approved by Landlord and setting forth in detail the design, location, size, and method of installation (including, without limitation, separation walls and ventilation system designed to eliminate any significant odors) for Landlord's review and approval, together with evidence reasonably satisfactory to Landlord that all Legal Requirements have been satisfied. Landlord's approval of any such plans and specifications shall not constitute a representation or warranty by Landlord that such plans and specifications comply with the Legal Requirements. Such compliance shall be the sole responsibility of Tenant. The Generator shall be installed and screened in a manner acceptable to Landlord, and no underground storage tanks may be installed or used in connection therewith. Additionally, the generator model, size and weight shall be subject in all respects to Landlord's prior written approval, not to be unreasonably withheld. Upon approval of the plans and specifications therefor and the size and location thereof, Tenant may install the Generator provided that such work is coordinated with Landlord and is performed in a good and workmanlike manner, in accordance with all Legal Requirements and the plans and specifications therefor and in a manner so as not to damage the Building or materially interfere with the use of any portion of the Building while such installation is taking place; thereafter, Tenant shall use, maintain, and operate the Generator in a good, clean, and safe condition and in accordance with all Legal Requirements. Tenant shall be entitled to test the Generator on a weekly basis, provided such testing shall be conducted at such times and in such a manner to ensure that the ordinary course operations of the other tenant in the Building are not disturbed. Except as otherwise provided herein, the Generator shall at all times remain the property of Tenant. Tenant shall have the right to remove the generator within sixty (60) days after the Lease terminates. Tenant shall repair all damage caused by the installation, use, maintenance, operation, or removal of the Generator and, upon its removal, restore the portion of the Building grounds where it was located to its condition immediately before the installation thereof. If Tenant fails to remove the generator within said 60-day period, Landlord may perform such work and Tenant shall pay to Landlord all reasonable costs incurred in connection therewith or Landlord may deem the Generator abandoned by Tenant and use such Generator without compensation to Tenant. Tenant shall properly fuel and immediately remove from the area surrounding the Generator any spills or other leaks of fluid from the Generator. Additionally, Tenant shall ensure that the Generator is properly exhausted at all times so no significant odors emanate therefrom. The Generator shall be installed, used, maintained, operated, and removed at Tenant's risk and expense and Tenant shall maintain insurance in respect thereof reasonably satisfactory to Landlord, listing Landlord and the Building manager, as additional insureds. It is the intention of the parties that Tenant bear all risks relating to the installation, use, maintenance, operation, and removal of the Generator; therefore, Tenant shall defend, indemnify, and hold harmless Landlord, its agents, and their respective affiliates from all losses, claims, costs, and liabilities arising in connection with or relating to the installation, maintenance, use, operation, and removal of the Generator, even though caused or alleged to be caused by the negligence or fault of the Landlord (other than its sole or gross negligence).


               [the rest of this page intentionally left blank]

LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE, AND TENANT'S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, SETOFF OR DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED.

     Dated as of the date first above written.

TENANT:

                                                Address:
AT&T CORP.                                      -------
                                                150 Mt. Airy Road
                                                Basking Ridge, New Jersey 07920

By:  /s/  Charles B. Alexander
     ------------------------------
     Name:  Charles B. Alexander
     Title: Asset Manager


LANDLORD:
                                                Address:
                                                -------
OKC REAL ESTATE INVESTMENTS, INC.               1601 N.W. Expressway, Suite 1200
                                                Oklahoma City, Oklahoma 73118

By:  /s/ Jeffrey L. Hardy
     ------------------------------
     Name:  Jeffrey L. Hardy
     Title: President

                                  EXHIBIT A-1
                                  -----------


                    [OUTLINE OF PREMISES - EXISTING SPACE]

                              [PLAN APPEARS HERE]

                                  EXHIBIT A-2
                                  -----------

                 TENANT IMPROVEMENT ALLOWANCE - EXISTING SPACE
                 ---------------------------------------------

     1. Except as set forth in this Exhibit, Tenant accepts the Existing Space in its "AS-IS" condition on the date that this lease is entered into.

     2. Tenant shall cooperate with Landlord as necessary to obtain final working drawings, prepared by an architect that has been approved by Landlord (which approval shall not unreasonably be withheld), of all improvements that Tenant proposes to install in the Existing Space. Such working drawings shall include the partition layout, ceiling plan, electrical outlets and switches, drawings for any installation and modification of the mechanical and plumbing systems of the Building, and detailed plans and specifications for the construction of the improvements called for under this Exhibit in accordance with all applicable governmental laws, codes, rules, and regulations. If Tenant fails to offer assistance and input with respect to such drawings, then each day after Landlord requests such assistance and/or input shall be a Tenant Delay Day (defined below). Further, if any of Tenant's proposed construction work will affect the Building's HVAC, electrical, mechanical, or plumbing systems, then the working drawings pertaining thereto must be approved by the Building's engineer of record. Landlord's approval of such working drawings shall not be unreasonably withheld, provided that (a) they comply with all laws, rules, and regulations, (b) such working drawings are sufficiently detailed to allow construction of the improvements in a good and workmanlike manner, and (c) the improvements depicted thereon conform to the rules and regulations promulgated from time to time by the Landlord for the construction of tenant improvements (a copy of which has been delivered to Tenant). As used herein, "Working Drawings" shall mean the final working drawings approved by Landlord, as amended from time to time by any approved changes thereto, and "Work" shall mean all improvements to be constructed in accordance with and as indicated on the Working Drawings. Landlord's approval of the Working Drawings shall not be a representation or warranty of Landlord that such drawings are adequate for any use or comply with any law, but shall merely be the consent of Landlord thereto. Tenant shall, at Landlord's request, sign the Working Drawings to evidence its review and approval thereof. All changes in the Work must receive the prior written approval of Landlord, and in the event of any such approved change Tenant shall, upon completion of the Work, furnish Landlord with an accurate, reproducible "as-built" plan of the improvements as constructed.

     3. To the extent Tenant or its agent is managing part of the Work, the following shall apply: (a) the Work shall be performed only by contractors and subcontractors approved in writing by Landlord, which approval shall not be unreasonably withheld; (b) all contractors and subcontractors shall be required to procure and maintain insurance against such risks, in such amounts, and with such companies as Landlord may reasonably require. Certificates of such insurance, with paid receipts therefor, must be received by

                           Exhibit A-2 - Page 1 of 3

Landlord before the Work is commenced; and (c) the Work shall be performed in a good and workmanlike manner free of defects, shall conform strictly with the Working Drawings, and shall be performed in such a manner and at such times as and not to interfere with or delay Landlord's other contractors, the operation of the Building, and the occupancy thereof by other tenants. All contractors and subcontractors shall contact Landlord and schedule time periods during which they may use Building facilities in connection with the Work (e.g., elevators, excess electricity, etc.).

     4. If a delay in the performance of the Work occurs (a) because of any change by Tenant to the Space Plans or the Working Drawings, (b) because of any specification by Tenant of materials or installations in addition to or other than Landlord's standard finish-out materials, or (c) if Tenant or Tenant's agents otherwise delays completion of the Work, then, notwithstanding any provision to the contrary in this Lease, Tenant's obligation to pay Rent hereunder shall commence on the scheduled Commencement Date (each day of delay caused by any such event shall be a "Tenant Delay Day"). If the Existing Space are not ready for occupancy and the Work is not substantially completed (as reasonably determined by Landlord) on the scheduled Commencement Date for any reason other than the reasons specified in the immediately preceding sentence, then the obligations of Landlord and Tenant shall continue in full force and Rent shall be abated until the date the Work is substantially completed less the number of Tenant Delay Days, which date shall be the Commencement Date.

     5. The entire cost of performing the Work (including, without limitation, design of the Work and preparation of the Working Drawings, costs of construction labor and materials, electrical usage during construction, additional janitorial services, general tenant signage, related taxes and insurance costs, all of which costs are herein collectively called the "Total Construction Costs"), in excess of the Construction Allowance (hereinafter detained) shall be paid by Tenant. Upon approval of the Working Drawings and selection of a contractor, Tenant shall promptly (a) execute a work order agreement prepared by Landlord which identifies such drawings and itemizes the Total Construction Costs and sets forth the Construction Allowance, and (b) pay to Landlord 50% of the amount by which Total Construction Costs exceed the Construction Allowance. Upon substantial completion of the Work, Tenant shall pay to Landlord an amount equal to the Total Construction Costs (as adjusted for any approved changes to the Work), less (i) the amount of the advance payment already made by Tenant, (ii) the amount of the Construction Allowance, and (iii) the cost reasonably estimated by Landlord for completing all "punch list" items. Tenant shall pay to Landlord the costs incurred in completing the punch list items upon completion thereof.

     6. Landlord shall provide to Tenant a construction allowance (the "Construction Allowance") equal to the lesser of (a) $10.00 per rentable square foot in the Existing Space and (b) the Total Construction Costs, as adjusted for any approved changes to the Work; however, if Tenant or its agent is managing the performance of the Work, then Tenant shall

                           Exhibit A-2 - Page 2 of 3
not become entitled to full credit for the Construction Allowance until the Work has been substantially completed and Tenant has caused to be delivered to Landlord (i) all invoices from contractors, subcontractors, and suppliers evidencing the cost of performing the Work, together with lien waivers from such parties, and a consent of the surety to the finished Work (if applicable) and
(ii) a certificate of occupancy from the appropriate governmental authority, if applicable to the Work, or evidence of governmental inspection and approval of the Work.

     7. To the extent Landlord performs the Work, Landlord will obtain a certificate of occupancy from the appropriate governmental authority, if applicable to the Work, or evidence of governmental inspection and approval of the Work.

     8. Landlord agrees to furnish and install, at its sole cost and expense, restrooms to service the Existing Space in accordance with the description for "restrooms" in Exhibit "C-3".

     9. Tenant shall have the option to install a fire suppression system acceptable to it in the Existing Space, provided that (a) all costs and expenses associated therewith are paid by Tenant, and (b) Landlord is given an opportunity to review and approve all applicable design specifications prior to installation.

                           Exhibit A-2 - Page 3 of 3

                                  EXHIBIT B-1
                                  -----------


                    [OUTLINE OF PREMISES - EXPANSION SPACE]

                           [FLOOR PLAN APPEARS HERE]

                                  EXHIBIT B-2
                                  -----------

                TENANT IMPROVEMENT ALLOWANCE - EXPANSION SPACE
                ----------------------------------------------

     1. Tenant shall cooperate with Landlord as necessary to obtain final working drawings, prepared by an architect that has been approved by Landlord (which approval shall not unreasonably be withheld), of all improvements that Tenant proposes to install in the Expansion Space. Such working drawings shall include the partition layout, ceiling plan, electrical outlets and switches, drawings for any installation and modification of the mechanical and plumbing systems of the Building, and detailed plans and specifications for the construction of the improvements called for under this Exhibit in accordance with all applicable governmental laws, codes, rules, and regulations. If Tenant fails to offer assistance and input with respect to such drawings, then each day after Landlord requests such assistance and/or input shall be a Tenant Delay Day (defined below). Further, if any of Tenant's proposed construction work will affect the Building's HVAC, electrical, mechanical, or plumbing systems, then the working drawings pertaining thereto must be approved by the Building's engineer of record. Landlord's approval of such working drawings shall not be unreasonably withheld, provided that (a) they comply with all laws, rules, and regulations, (b) such working drawings are sufficiently detailed to allow construction of the improvements in a good and workmanlike manner, and (c) the improvements depicted thereon conform to the rules and regulations promulgated from time to time by the Landlord for the construction of tenant improvements (a copy of which has been delivered to Tenant). As used herein, "Working Drawings" shall mean the final working drawings approved by Landlord, as amended from time to time by any approved changes thereto, and "Work" shall mean all improvements to be constructed in accordance with and as indicated on the Working Drawings. Landlord's approval of the Working Drawings shall not be a representation or warranty of Landlord that such drawings are adequate for any use or comply with any law, but shall merely be the consent of Landlord thereto. Tenant shall, at Landlord's request, sign the Working Drawings to evidence its review and approval thereof. All changes in the Work must receive the prior written approval of Landlord, and in the event of any such approved change Tenant shall, upon completion of the Work, furnish Landlord with an accurate, reproducible "as-built" plan of the improvements as constructed.

     2. To the extent Tenant or its agent is managing part of the Work, the following shall apply: (a) the Work shall be performed only by contractors and subcontractors approved in writing by Landlord, which approval shall not be unreasonably withheld; (b) all contractors and subcontractors shall be required to procure and maintain insurance against such risks, in such amounts, and with such companies as Landlord may reasonably require. Certificates of such insurance, with paid receipts therefor, must be received by Landlord before the Work is commenced; and (c) the Work shall be performed in a good and workmanlike manner free of defects, shall conform strictly with the Working Drawings, and shall be performed in such a manner and at such times as and not to interfere with or

                           Exhibit B-2 - Page 1 of 3
delay Landlord's other contractors, the operation of the Building, and the occupancy thereof by other tenants. All contractors and subcontractors shall contact Landlord and schedule time periods during which they may use Building facilities in connection with the Work (e.g., elevators, excess electricity, etc.).

     3. If a delay in the performance of the Work occurs (a) because of any change by Tenant to the Space Plans or the Working Drawings, (b) because of any specification by Tenant of materials or installations in addition to or other than Landlord's standard finish-out materials, or (c) if Tenant or Tenant's agents otherwise delays completion of the Work, then, notwithstanding any provision to the contrary in this Lease, Tenant's obligation to pay Rent hereunder shall commence on the scheduled Commencement Date (each day of delay caused by any such event shall be a "Tenant Delay Day"). If the Expansion Space are not ready for occupancy and the Work is not substantially completed (as reasonably determined by Landlord) on September 1, 2000 for any reason other than the reasons specified in the immediately preceding sentence, then the obligations of Landlord and Tenant shall continue in full force and Rent shall be abated until the date the Work is substantially completed less the number of Tenant Delay Days, which date shall be the Commencement Date.

     4. The entire cost of performing the Work (including, without limitation, design of the Work and preparation of the Working Drawings, costs of construction labor and materials, electrical usage during construction, additional janitorial services, general tenant signage, related taxes and insurance costs, all of which costs are herein collectively called the "Total Construction Costs"), in excess of the Construction Allowance (hereinafter detained) shall be paid by Tenant. Upon approval of the Working Drawings and selection of a contractor, Tenant shall promptly execute a work order agreement prepared by Landlord which identifies such drawings and itemizes the Total Construction Costs and sets forth the Construction Allowance. Tenant shall pay the amount by which Total Construction Costs exceed the Construction Allowance, on a monthly basis based on the portion of the tenant improvements completed as of the date of each draw request. All such payments shall be made by Tenant on a timely basis as necessary to allow Landlord to satisfy all of its contractual obligations in connection with the expansion of the Building. Landlord and/or its Lender will create and administer reasonable retainage provisions in connection with the build-out, and Landlord will consult with Tenant before retainages are released. Upon substantial completion of the Work, Tenant shall pay to Landlord an amount equal to the Total Construction Costs (as adjusted for any approved changes to the Work), less (i) the amount of the advances already made by Tenant, (ii) the amount of the Construction Allowance, and (iii) the cost reasonably estimated by Landlord for completing all "punch list" items. Tenant shall pay to Landlord the costs incurred in completing the punch list items upon completion thereof.

     5. Landlord shall provide to Tenant a construction allowance (the "Construction Allowance") equal to the lesser of (a) $10.00 per rentable square foot in the Expansion

                           Exhibit B-2 - Page 2 of 3

Space and (b) the Total Construction Costs, as adjusted for any approved changes to the Work; however, if Tenant or its agent is managing the performance of the Work, then Tenant shall not become entitled to full credit for the Construction Allowance until the Work has been substantially completed and Tenant has caused to be delivered to Landlord (i) all invoices from contractors, subcontractors, and suppliers evidencing the cost of performing the Work, together with lien waivers from such parties, and a consent of the surety to the finished Work (if applicable) and (ii) a certificate of occupancy from the appropriate governmental authority, if applicable to the Work, or evidence of governmental inspection and approval of the Work.

     6. To the extent Landlord performs the Work, Landlord will obtain a certificate of occupancy from the appropriate governmental authority, if applicable to the Work, or evidence of governmental inspection and approval of the Work.

     7. Tenant shall have the option to install a fire suppression system acceptable to it in the Expansion Space, provided that (a) all costs and expenses associated therewith are paid by Tenant, and (b) Landlord is given an opportunity to review and approve all applicable design specifications prior to installation.

                           Exhibit B-2 - Page 3 of 3

                                  EXHIBIT C-1
                                  -----------

           [DESCRIPTION OF BUILDING AND SITE - EXISTING SPACE ONLY]

                           [SITE PLAN APPEARS HERE]

                                  EXHIBIT C-2
                                  -----------

            [DESCRIPTION OF BUILDING AND SITE - W/EXPANSION SPACE]

                           [SITE PLAN APPEARS HERE]

                                  EXHIBIT C-3
                                  -----------

                          SPECIFICATIONS FOR EXPANSION
                          ----------------------------

     Base building work is defined as that work which the Landlord, at its sole cost and expense, shall furnish and install and otherwise perform prior to the Commencement Date in connection with this Lease. For the purposes of this exhibit, base building work will include the following items:

A.   GENERAL
     -------

     1. Codes and Standards: All work will comply with ADA at the time of delivery of the Premises and all applicable codes and regulations of building, zoning, fire department and other governmental agencies having jurisdiction.

     2. All base systems, including mechanical, electrical, and elevator shall be complete and operating.

B.   STRUCTURAL
     ----------

     1. Floor Loading: Floor loads shall be a minimum of 80 lb. per square foot live load throughout, without decreasing existing dead load capacities.

C.   CONSTRUCTION/FINISHES
     ---------------------

     1. Exterior walls will be fully finished as relates to water proofing, caulking, glazing and metal finishing, glass cleaning on exterior, metal touch-up and cleaning and any other actions required to render the perimeters to a Tenant-ready condition.

     2. All core and demising walls, exterior walls, columns, perimeter top and bottom bulkheads, etc., to be furred, drywalled, taped, floated, sanded and ready to receive final Tenant finishes.

     3. Main building lobby finished, including ceiling and lighting, with walls drywalled, taped, floated, sanded and ready to receive final Tenant finishes, as applicable.

     4. No exit corridors required in single tenant building. Doors and stair-wells to be finished and painted.

     5. Core corridor and elevator doors primed and ready to receive Tenant's finish, as applicable.

                           Exhibit C-3 - Page 1 of 4

     6. Ground level complete (landscaping, truck dock, etc.) and in Tenant ready condition.

     7. Janitors closets, electrical and mechanical rooms, fire exit enclosures and related areas to be furred, drywalled, taped, floated, sanded and painted.

     8. Locking devices and closers for all exit, stairwell, electrical/telephone room doors and ladies/men's toilets to be furnished and installed.

D.   SURFACE CONDITIONS
     ------------------

     1. The areas and conditions under which work shall be performed shall be clean, smooth and ready to receive new work, wall finish, floor finish, etc., without additional preparation.

     2.   Concrete floors to have troweled finish and leveled.

     3. Floor to be latexed at the perimeter curtain wall to provide smooth transition.

E.   RESTROOMS
     ---------

     Ladies' and Mens' room complete and compliant with all ADA requirements. Accessories to be furnished and installed, i.e., mirrors, soap dispensers, grab bars, sanitary napkin dispensers, roll toilet tissue dispensers, paper towel dispensers, waste paper receptacles.

F.   HVAC
     ----

     1. Class-A suburban call center office quality, base building HVAC system, to meet state and local building codes, with service available on a year-round basis throughout the Premises. HVAC system with variable volume capabilities preferred, in offices only. Open areas to have direct ducted HVAC without VAV boxes.

     2.   Base building work shall not include duct distribution and equipment.

G.   ELECTRICAL
     ----------

     1. The base building electrical shall provide 10 watts per rentable square foot for both base building and tenant requirements.

     2.   Telephones:
          a. Telephone company frame room in the base of building, with conduit and service to telephone closets in each floor.

                           Exhibit C-3 - Page 2 of 4

     3.   Lighting:
          a.   Provide emergency lighting for egress as required by code.
          b. 2x4 parabolic recessed fluorescent fixtures with energy saving ballasts to be installed and operational in main lobby, stairwells, elevators, mechanical rooms, utility rooms, etc., as required by code.

H.   PLUMBING
     --------

     1. Base building plumbing to meet all federal, state and local codes and applicable Plumbing Code.

     2.   Water (hot and cold) for restrooms.

     3. Two (2) water coolers on each floor, but not less than as required by Code.

     4.   Access to waste, vent and domestic water in wet columns (minimum: two
(2) per floor) on each floor and stubbed at the core.

     5. Janitors closets to be completed including slop sinks, shelves, utility racks (minimum: one (1) per floor).

I.   FIRE ALARM/FIRE PROTECTION/LIFE SECURITY.  With respect to the fire alarm,
     ----------------------------------------
fire protection and life security systems associated with the Premises:

     1. Landlord, without cost to Tenant, shall install and maintain within the Premises sprinkler systems, fire alarms, emergency lighting and other related life safety equipment to comply with all present requirements of federal, state, county and city governments and all other governmental authorities having or claiming jurisdiction with respect to the initial occupancy of the Premises.

     2. Provide complete fire alarm system in accordance with 96 BOCA Building Code.

     3. Base building -life safety systems capable of being extended beyond the core wall and with adequate capacity to accommodate Tenant's layout requirements.

     4. Fire hose cabinets and extinguishers must be furnished and complete with hoses and extinguishers or as required by code.

     5.   Exit signs as required by code including emergency power requirements.

                           Exhibit C-3 - Page 3 of 4

     6.   Fire Alarm System
          a.   The following shall be provided in all buildings.
               i. Fire alarm panel communication with fire department, located in an acceptable location per authority having jurisdiction.
               ii.  Smoke detectors throughout the building.
               iii. Egress lighting.
               iv.  Annunciation/horns throughout building.
               v.   Strobe lights.

                           Exhibit C-3 - Page 4 of 4

                                   EXHIBIT D
                                   ---------

                        BUILDING RULES AND REGULATIONS
                        ------------------------------

     The following rules and regulations shall apply to the Premises, the Building, the parking areas associated therewith, and the appurtenances thereto:

     1. Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be obstructed by tenants or used by any tenant for purposes other than ingress and egress to and from their respective leased premises and for going from one to another part of the Building.

     2. Plumbing, fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or deposited therein. Damage resulting to any such fixtures or appliances from misuse by a tenant or its agents, employees or invitees, shall be paid by such tenant.

     3. No signs, advertisements or notices shall be painted or affixed on or to any exterior windows or doors or other exterior portions of the Building without the prior written consent of Landlord. No nails, hooks or screws shall be driven or inserted in any part of the Building except by Building maintenance personnel, excluding ordinary course decorative activities associated with the interior portion of the Premises by Tenant. No curtains or other window treatments shall be placed between the glass and the Building standard window treatments without the prior written consent of Landlord.

     4. Landlord shall provide and maintain an alphabetical directory for all tenants in the main lobby or common exterior courtyard of the Building.

     5. Landlord shall provide all door locks in each tenant's leased premises, at the cost of such tenant, and no tenant shall place any additional door locks in its leased premises without Landlord's prior written consent. Landlord shall furnish to each tenant a reasonable number of keys to such tenant's leased premises, at such tenant's cost, and no tenant shall make a duplicate thereof.

     6. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by tenants of any bulky material, merchandise or materials which require use of common area courtyard, or movement through the Building entrances or lobby shall be conducted under Landlord's supervision at such times and in such a manner as Landlord may reasonably require. Each tenant assumes all risks of and shall be liable for all damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for such tenant.

                            Exhibit D - Page 1 of 3

     7. All damages to the Building caused by the installation or removal of any property of a tenant, or done by a tenant's property while in the Building, shall be repaired at the expense of such tenant.

     8. Corridor doors, when not in use, shall be kept closed. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No birds or animals shall be brought into or kept in, on or about any tenant's leased premises. No portion of any tenant's leased premises shall at any time be used or occupied as sleeping or lodging quarters.

     9. Tenant shall cooperate with Landlord's employees in keeping its leased premises neat and clean.

     10.  [intentionally deleted]

     11. Tenant shall not make or permit any vibration or improper, objectionable or unpleasant noises or odors in the Building or otherwise interfere in any way with other tenants or persons having business with them.

     12. No machinery of any kind (other than normal office equipment) shall be operated by any tenant on its leased area without Landlord's prior written consent, nor shall, subject to the excepted items described in the lease, tenant use or keep in the Building any flammable or explosive fluid or substance.

     13. Landlord will not be responsible for lost or stolen personal property, money or jewelry from tenant's leased premises or public or common areas regardless of whether such loss occurs when the area is locked against entry or not.

     14. Tenant shall not conduct any activity on or about the Premises or Building which will draw pickets, demonstrators, or the like.

     15. All vehicles are to be currently licensed, in good operating condition, parked for business purposes having to do with Tenant's business operated in the Premises, parked within designated parking spaces, one vehicle to each space. No vehicle shall be parked as a "billboard" vehicle in the parking lot. Any vehicle parked improperly may be towed away. The Tenant, Tenant's agents, employees, vendors and customers who do not operate or park their vehicles as required shall subject the vehicle to being towed at the expense of the owner or driver. The Landlord may place a "boot" on the vehicle to immobilize it and may levy a charge of $50.00 to remove the "boot". The Tenant shall indemnify, hold and save harmless the Landlord of any liability arising from the towing or booting of any vehicles belonging to the Tenant, Tenant's agents, vendors, employees and customers.

                            Exhibit D - Page 2 of 3

     16. Tenant's employees will be allowed to smoke in areas designated by Landlord for smoking. Landlord will use its best efforts to ensure that the referenced smoking areas do not adversely impact the view from space occupied by tenants of the Building. Tenant shall not allow its employees to smoke in common areas visible to other tenants' premises or to other adjacent properties designated by Landlord. Landlord may from time to time designate no smoking areas in the common areas of the Building.

                            Exhibit D - Page 3 of 3

                                   EXHIBIT E
                                   ---------

                                RENEWAL OPTION
                                --------------

     Provided no Event of Default exists and Tenant is occupying the entire Premises at the time of such election, and subject to the other terms and provisions of this Exhibit, Tenant may renew this Lease for two (2) additional periods of five (5) years, for one or more of the Areas (as defined below), by delivering written notice of the exercise thereof to Landlord not later than two hundred forty (240) days before the expiration of the current Term. On or before the commencement date of the extended Term in question, Landlord and Tenant shall execute an amendment to this Lease extending the Term on the same terms provided in this Lease, except as follows:

     (1) The Basic Rent payable for each month during each such extended Term shall be the prevailing rental rate, at the commencement of such extended Term, for space of equivalent quality, size, utility and location, with the length of the extended Term and the credit standing of Tenant to be taken into account;

     (2) Tenant shall have no further renewal options unless expressly granted by Landlord in writing; and

     (3) Landlord shall lease to Tenant the Premises in their then-current condition, and Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements.

     Tenant's rights under this Exhibit shall terminate if (i) Tenant assigns any of its interest in this Lease or sublets any portion of the Premises or (ii) Tenant fails to timely exercise its option under this Exhibit, time being of the essence with respect to Tenant's exercise thereof. Within ten (10) days after receipt of Tenant's notice to renew, Landlord shall send written notice to Tenant of "prevailing rental rates" and shall advise Tenant of the required increase or adjustment to the Basic Rent, if any, and the other terms and conditions offered, including construction allowances and other inducements and their effect on the prevailing market rates. If Tenant disagrees with Landlord's determination of "prevailing rental rates", Tenant may, but only within ten (10) days after receipt of Landlord's notice, require by written notice to Landlord that the determination of "prevailing rental rates" be made by brokers. In such event, within ten (10) days thereafter, each party shall select a qualified commercial real estate broker with at least ten (10) years experience in appraising property and buildings in the city or submarket in which the Premises are located. The two brokers shall give their opinion of prevailing rental rates and other terms within twenty (20) days after their retention. In no event, however, shall the Basic Rent in the renewal term be less than the then current rate per rentable square foot in effect hereunder. In the event the opinions of the two brokers differ and, after good faith efforts over the succeeding twenty
(20) day period, they cannot mutually agree, the brokers

                            Exhibit E - Page 1 of 2
shall immediately and jointly appoint a third broker with the qualifications specified above. This third broker shall immediately (within five (5) days) choose either the determination of Landlord's broker or Tenant's broker and such choice of this third broker shall be final and binding on Landlord and Tenant unless, within five (5) days thereafter, Tenant in writing notifies Landlord that Tenant withdraws its notice to renew. Each party shall pay its own costs for its real estate broker. The parties shall equally share the costs of any third broker. The parties shall immediately confirm the renewal term, Basic Rent and terms and conditions so determined, in writing.

     For purposes of this Exhibit E, the term "Areas" shall refer to the following: (a) the Existing Space area consisting of approximately 25,000 rentable square feet; (b) the first floor of the Expansion Space area consisting of approximately 40,500 rentable square feet; and (c) the second floor of the Expansion Space area consisting of approximately 38,000 rentable square feet. Tenant will be entitled to exercise its first five-year renewal option for any one, any two, or all three of the referenced Areas. For the second five-year renewal option, Tenant will be entitled to exercise the option for any one or more of the Areas which it continued to occupy pursuant to its exercise of the first five-year renewal option.

                            Exhibit E - Page 2 of 2

                                   EXHIBIT F
                                   ---------

                            RIGHT OF FIRST REFUSAL
                            ----------------------

     Subject to then-existing renewal or expansion options of other tenants, and provided no Event of Default then exists, Landlord shall, prior to leasing the same to third parties, first offer to lease to Tenant the space designated on page 2 of this Exhibit F (the "Offer Space") on the same terms that Landlord proposes to lease the same to a third-party; such offer shall be in writing and specify the terms under which Landlord proposes to lease the same to a third-party (including the date that the Offer Space will be included in the Premises) (the "Offer Notice"). Tenant shall notify Landlord in writing whether Tenant elects to lease the entire Offer Space in accordance with the terms specified in the Offer Notice, within 10 days after Landlord delivers to Tenant the Offer Notice. If Tenant timely elects to lease the Offer Space, then Landlord and Tenant shall execute an amendment to this Lease, effective as of the date the Offer Space is to be included in the Premises, on the same terms as this Lease except as follows:

     (a) the rentable area of the Premises shall be increased by the rentable area in the Offer Space;

     (b) the Basic Rent shall be increased by the amount specified for such space in the Offer Notice; and

     (c) Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements unless specifically included in the Offer Notice. If Tenant fails or is unable to timely exercise its right hereunder, then such right shall lapse, time being of the essence with respect to the exercise thereof, and Landlord may lease the Offer Space to third parties on such terms as Landlord may elect. Tenant may not exercise its rights under this Exhibit if an Event of Default exists or Tenant is not then occupying the entire Premises. Tenant's rights under this Exhibit shall terminate if (i) this Lease or Tenant's right to possession of the Premises is terminated or (ii) Tenant assigns any of its interest in this Lease or sublets any portion of the Premises, or (iii) Tenant fails or is unable to timely exercise its rights hereunder after an Offer Notice is given.

                            Exhibit F - Page 1 of 2

                           [FLOOR PLAN APPEARS HERE]